Taxes on Income - Schedule of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Deferred tax assets:
Net operating loss carry forwards	$ 45,008	$ 36,254
Research and development	6,156	5,726
Employees and payroll accrual	400	352
Property and equipment	(9)	100
Total deferred tax assets	51,555	42,432
Valuation allowance	(51,555)	(42,432)
Deferred tax assets, net of valuation allowance